UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2020
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 3, 2020, at the Nu Skin Enterprises, Inc. (the “Company”) 2020 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders adopted and approved the Third Amended and Restated 2010 Omnibus Incentive Plan (the “Third Amended and Restated Plan” or the “Plan”), which previously had been approved by the Company’s Board of Directors and Executive Compensation Committee subject to stockholder approval.

The Third Amended and Restated Plan amends the Second Amended and Restated 2010 Omnibus Incentive Plan (the “Second Amended and Restated Plan”) primarily as follows:

1.	Share Reserve. The Plan increases the share authorization by 5,896,993 shares.

2.
Strengthened Clawback Provision. The Plan provides that all compensation awarded under the Plan and prior incentive plans is subject to recovery or other penalties pursuant to any clawback provision set forth in an applicable award agreement. It further provides that, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Committee may terminate any awards granted under the Plan or prior incentive plans and/or require any participant to reimburse the Company the amount of any payment or benefit received with respect to any awards granted under the Plan and prior incentive plans to the extent such awards would not have been earned or accrued after giving effect to the accounting restatement.

3.
Removal/Revision of Provisions Based on Section 162(m) of the Internal Revenue Code. Because the U.S. tax reform legislation that was enacted in December 2017 repealed the exception to the Section 162(m) deduction limit for performance-based compensation, the Plan removes language that was aimed to enable awards to qualify for that exception. However, because the Company continues to believe that a significant portion of its executive officers’ compensation should be tied to performance, it has retained some of the former Section 162(m)-based provisions but has re-characterized them as “performance award provisions,” which will generally apply to awards (other than time-based restricted stock awards and time-based restricted stock unit awards) granted to executive officers.

4.
Revision of Limits for Equity Awards to Executive Officers. One of the Section 162(m)-based provisions in the Second Amended and Restated Plan imposed numeric limitations on certain equity awards to executive officers during a 12-month period, with some of the limitations applying to awards granted during the period and others applying to awards earned during the period. The Third Amended and Restated Plan synchronizes these limits such that they apply to awards granted during the period.

5.
Prohibition on Payment of Dividends or Dividend Equivalents on Unvested Awards. The prohibition under the Second Amended and Restated Plan on the payment of dividends or dividend equivalents on unvested or unearned performance-based awards has been extended to apply to all awards on which dividends or dividend equivalents may be paid under the Plan.

6.
Eligible Subsidiaries. The Plan clarifies that awards other than incentive stock options may be granted to employees of any entity in which the Company has at least a 50% direct or indirect ownership interest, including entities not established as corporations.

7.	Termination Date. The termination date is extended to the tenth anniversary of the effective date of the Third Amended and Restated Plan, which is June 3, 2030.

The above description of the Third Amended and Restated Plan is qualified in its entirety by reference to the full text of the Third Amended and Restated Plan, which is included as Exhibit 10.1 to this report. A more detailed summary of the Third Amended and Restated Plan can be found in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s stockholders approved the following proposals at the Annual Meeting on June 3, 2020:

•	Election of eight directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

•	Advisory approval of the Company’s executive compensation;

•	Approval of the Third Amended and Restated 2010 Omnibus Incentive Plan; and

•	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The voting results were as follows:
	For	Against	Abstain	Broker Non-Votes
Election of Directors
Daniel W. Campbell	38,200,744	860,751	103,714	4,203,365
Andrew D. Lipman	36,859,050	2,202,317	103,842	4,203,365
Steven J. Lund	38,657,089	404,669	103,451	4,203,365
Laura Nathanson	38,940,962	118,571	105,676	4,203,365
Thomas R. Pisano	38,579,761	478,233	107,215	4,203,365
Zheqing (Simon) Shen	26,552,374	12,511,070	101,765	4,203,365
Ritch N. Wood	38,701,546	355,276	108,387	4,203,365
Edwina D. Woodbury	38,876,221	183,508	105,480	4,203,365

Advisory Approval of the Company’s Executive Compensation	38,362,096	701,207	101,906	4,203,365

Approval of the Third Amended and Restated 2010 Omnibus Incentive Plan	35,543,400	3,514,973	106,836	4,203,365

Ratification of PricewaterhouseCoopers LLP	41,883,375	1,392,394	92,805	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amended and Restated 2010 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed June 3, 2020, file no. 333-238908).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Mark H. Lawrence
Mark H. Lawrence
Chief Financial Officer
Date:  June 4, 2020